SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2004 (August 8, 2004)

KNIGHT TRADING GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Knight Trading Group, Inc.

Current Report on Form 8-K

Item 5.	Other Events and Required FD Disclosure

On August 8, 2004, KFP Holdings I LLC, a wholly-owned subsidiary of Knight Trading Group, Inc. (the “Company”), Knight Financial Products LLC (“KFP”), an indirect wholly-owned subsidiary of the Company, and Knight Execution Partners LLC (“KEP”), an indirect wholly-owned subsidiary the Company, entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Citigroup Financial Products Inc. (“Citigroup”) in order to effect the sale of substantially all of the assets of KFP and KEP to Citigroup.

A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A press release announcing the execution of the Asset Purchase Agreement was issued by the Company on August 9, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit No.	Exhibit
2.1	Asset Purchase Agreement, dated as of August 8, 2004, by and among Citigroup Financial Products Inc. and KFP Holdings I LLC, Knight Financial Products LLC and Knight Execution Partners LLC.

99.1	Press release issued by Knight Trading Group, Inc. on August 9, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: August 9, 2004

KNIGHT TRADING GROUP, INC.

By:	/s/ ANDREW M. GREENSTEIN
Name:	Andrew M. Greenstein
Title:	Director, Corporate Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of August 8, 2004, by and among Citigroup Financial Products Inc. and KFP Holdings I LLC, Knight Financial Products LLC and Knight Execution Partners LLC.

99.1	Press Release of Knight Trading Group, Inc. issued on August 9, 2004.